                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 20, 2001


                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


              NEW YORK                               1-4482                              11-1806155
    (State or Other Jurisdiction                (Commission File                       (IRS Employer
         of Incorporation)                           Number)                        Identification No.)

25 HUB DRIVE, MELVILLE, NEW YORK                                                           11747
(Address of Principal Executive Offices)                                                 (Zip Code)

Registrant's telephone number, including area code:  (516) 391-1300


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On March 20, 2001, Arrow Electronics, Inc. ("Arrow") issued a press release announcing that earnings for the first quarter ended March 31, 2001 would be lower than anticipated. A copy of the press release is attached as
Exhibit 99.1, which is incorporated by reference under this Item 5.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

Exhibit           Description
-------           -----------
99.1      Press Release dated March 20, 2001 relating to Arrow's first quarter
          2001 anticipated revenues (Subject to Item 9).



Item 9.   Regulation FD Disclosure

          On March 20, 2001, Arrow issued a press release. A copy of this press release is attached as Exhibit 99.1, which is incorporated by reference under this Item 9, and which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARROW ELECTRONICS, INC.



Date:  March  22, 2001                      By: /s/ Robert E. Klatell
                                               ---------------------------------
                                               Name:  Robert Klatell
                                               Title: Executive Vice President
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                                  EXHIBIT INDEX


The following exhibits are filed herewith:

Exhibit           Description
-------           -----------

99.1        Press Release dated March 20, 2001 relating to Arrow's first quarter 2001 anticipated revenues (Subject to Item 9).